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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): February 21, 2006

                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                   000-22433               75-2692967
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                            6300 Bridgepoint Parkway
                             Building Two, Suite 500
                               Austin, Texas 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION.

         Registrant is furnishing its press release dated February 21, 2006, which announces its financial results for the quarter and year ended December 31, 2005 and its proved reserve volumes at December 31, 2005. It also includes its forecast for full year 2006 production volumes and its forecast for the first quarter 2006. The text of that press release is attached to this Report as
Exhibit 99.1 and is incorporated by reference herein.

         With the filing of this report on Form 8-K and the issuance of the attached press release, the Registrant is also updating its corporate presentation, which can be found on the Registrant's website at www.bexp3d.com. The Registrant cautions you that the information provided in its corporate presentation is given as of February 21, 2006 based on currently available information, and that the Registrant is not undertaking any obligation to update its estimates as conditions change or other information becomes available.

ITEM 7.01  REGULATION FD DISCLOSURE.

         Registrant is furnishing its press release dated February 21, 2006, which announces the Registrant's financial results for the quarter ended December 31, 2005 and the twelve month period ended December 31, 2005 and also provides its forecast for full year 2006 production volumes and its forecast for the first quarter 2006.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibit 99.1 Press release dated February 21, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 BRIGHAM EXPLORATION COMPANY


Date: February 22, 2006
                                                 By: /s/ Eugene B. Shepherd, Jr.
                                                     ---------------------------
                                                     Eugene B. Shepherd, Jr.
                                                     Executive Vice President &
                                                     Chief Financial Officer

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                                INDEX TO EXHIBITS

Item Number     Exhibit
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99.1*           Press Release dated February 21, 2006.

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